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                                                                    EXHIBIT 99.2

       CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         I, Vito A. DeLisi, the President and Chief Executive Officer of Madison Bancshares Group, Ltd., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Madison Bancshares Group, Ltd. for the quarterly period ended September 30, 2002 (the "Septembner 30, 2002 Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the September 30, 2002 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Madison Bancshares Group, Ltd..

Dated: November 5, 2002

                                         /s/ Vito A. DeLisi
                                         ------------------------------------
                                         Vito A. DeLisi
                                         President and Chief Executive Officer